UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   APRIL 2000

NOTE BALANCE RECONCILIATION                                                             DOLLARS
                                                        CLASS A-1     CLASS A-2        CLASS A-3       CLASS A-4         CLASS B
                                                      -------------  -------------   -------------   -------------   -------------
Original Note Balances                                58,575,000.00  82,125,000.00   66,050,000.00   77,781,000.00   18,161,808.00
Beginning Period Note Balances                        17,352,814.35  82,125,000.00   66,050,000.00   77,781,000.00   18,161,808.00
Principal Collections - Scheduled Payments             3,324,420.72              -               -               -               -
Principal Collections - Payoffs                        2,374,802.96              -               -               -               -
Principal Withdrawal from Payahead                         2,129.83              -               -               -               -
Gross Principal Charge Offs                              706,935.36              -               -               -               -
Repurchases                                                5,906.37              -               -               -               -
Accelerated Principal                                             -              -               -               -               -
Principal shortfall, up to Accelerated Principal                  -              -               -               -               -
Total Principal to be Distributed                      6,414,195.24              -               -               -               -
                                                      -------------  -------------   -------------   -------------   -------------
Ending Note Balances                                  10,938,619.11  82,125,000.00   66,050,000.00   77,781,000.00   18,161,808.00
                                                      =============  =============   =============   =============   =============


Note Factor                                               0.1867455      1.0000000       1.0000000       1.0000000       1.0000000
Interest Rate                                               6.12875%        6.4500%         6.6700%          6.850%          7.070%



NOTE BALANCE RECONCILIATION                                          NUMBERS
                                                        TOTAL
                                                   --------------     ------
Original Note Balances                             302,692,808.00     24,594
Beginning Period Note Balances                     261,470,622.35     19,360
Principal Collections - Scheduled Payments           3,324,420.72
Principal Collections - Payoffs                      2,374,802.96        335
Principal Withdrawal from Payahead                       2,129.83
Gross Principal Charge Offs                            706,935.36         59
Repurchases                                              5,906.37          1
Accelerated Principal                                           -
Principal shortfall, up to Accelerated Principal                -
Total Principal to be Distributed                    6,414,195.24
                                                   --------------     ------
Ending Note Balances                               255,056,427.11     18,965
                                                   ==============     ======


Note Factor                                             0.8426247
Interest Rate                                              6.5758%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       302,692,808.32
Beginning Period Principal Balance                               264,497,550.75
Principal Collections - Scheduled Payments                         3,324,420.72
Principal Collections - Payoffs                                    2,374,802.96
Principal Withdrawal from Payahead                                     2,129.83
Gross Principal Charge Offs                                          706,935.36
Repurchases                                                            5,906.37
                                                                 --------------
Ending Principal Balance                                         258,083,355.51
                                                                 ==============
Ending Note Balances                                             255,056,427.11
                                                                 ==============
Tail not sold                                                              0.32
                                                                 ==============
Cumulative Accelerate Principal                                    3,026,928.08
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    5,700,842.91
Interest Wired                                                     2,500,408.76
Withdrawal from Payahead Account                                       2,523.73
Repurchases (Principal and Interest)                                   5,937.35
Charge Off Recoveries                                                207,003.92
Interest Advances                                                     78,166.75
Collection Account Interest Earned                                    31,872.25
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------
Total Cash Flow                                                    8,526,755.67
                                                                 ==============

TRUSTEE DISTRIBUTION(5/8/00)

Total Cash Flow                                                    8,526,755.67
Unrecovered Advances on Defaulted Receivables                         25,861.83
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Noteholders, including any overdue amounts      82,717.49
Interest to Class A-2 Noteholders, including any overdue amounts     441,421.88
Interest to Class A-3 Noteholders, including any overdue amounts     367,127.92
Interest to Class A-4 Noteholders, including any overdue amounts     443,999.88
Interest to Class B Noteholders, including any overdue amounts       107,003.32
Principal to Class A-1 Noteholders, including any overdue amounts  6,414,195.24
Principal to Class A-2 Noteholders, including any overdue amounts             -
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     32,683.83
Interest Advance Recoveries from Payments                             41,096.56
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    1,756.51
Payahead Account Interest to Servicer                                     74.37
Excess                                                               568,816.84
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============
Servicing Fee Retained from Interest Collections                     220,414.63

SPREAD ACCOUNT RECONCILIATION

Original Balance                                                     756,732.02
Beginning Balance                                                  2,635,982.15
Trustee Distribution of Excess                                       568,816.84
Interest Earned                                                       12,227.97
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                   (190,098.88)
                                                                 --------------
Ending Balance                                                     3,026,928.08
                                                                 ==============

Required Balance                                                   3,026,928.08



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  12,107,712.33
Beginning Balance                                                  5,734,193.66
Reduction Due to Spread Account                                     (499,755.16)
Reduction Due to Accelerated Principal                                        -
Reduction Due to Principal Reduction                                (317,446.70)
                                                                 --------------
Ending Balance                                                     4,916,991.80
                                                                 ==============

First Loss Protection Required Amount                              4,916,991.80
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                              8,194.99



POLICY RECONCILIATION


Original Balance                                                 302,692,808.00
Beginning Balance                                                260,563,295.33
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   260,563,295.33
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              253,692,184.14
                                                                 ==============
Required Balance                                                 253,692,184.14


PAYAHEAD RECONCILIATION


Beginning Balance                                                     14,827.34
Deposit                                                                1,756.51
Payahead Interest                                                         74.37
Withdrawal                                                             2,523.73
                                                                 --------------
Ending Balance                                                        14,134.49
                                                                 ==============

CURRENT DELINQUENCY

                                             PRINCIPAL      % OF ENDING
   # PAYMENTS DELINQUENT         NUMBER      BALANCE        POOL BALANCE
   ---------------------         ------      -------        ------------
1 Payment                         313      3,858,860.49       1.50%
2 Payments                        153      2,011,752.89       0.78%
3 Payments                         78        987,953.46       0.38%
                                  ---      ------------       ----
Total                             544      6,858,566.84       2.66%
                                  ===      ============       ====




DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                           END OF PERIOD        DELINQUENCY
   PERIOD                 BALANCE          POOL BALANCE           RATE
   ------                 -------          ------------           ----
Current                 2,999,706.35      258,083,355.51          1.16%
1st Previous            2,933,481.95      264,497,550.75          1.11%
2nd Previous            3,107,611.04      272,433,718.18          1.14%


NET LOSS RATE

                                                                                            DEFAULTED
                                                       LIQUIDATION            AVERAGE        NET LOSS
   PERIOD                              BALANCE          PROCEEDS           POOL BALANCE    (ANNUALIZED)
   ------                              -------          --------           ------------    ------------
Current                               706,935.36        207,003.92        261,290,453.13          2.30%
1st Previous                          934,269.32        136,095.43        268,465,634.47          3.57%
2nd Previous                          653,875.01         32,425.23        276,002,921.66          2.70%

Gross Cumulative Charge Offs        2,477,776.59        Number of Repossessions                     44
Gross Liquidation Proceeds            380,474.99        Number of Inventoried Autos EOM            113
Net Cumulative Loss Percentage             0.69%        Amount of Inventoried Autos EOM     716,701.00
Net Cumulative Loss Percentage
(adjusted for estimated
 future Liquidation Proceeds)              0.46%
Trigger                                    0.60%
Status                                       OK



EXCESS YIELD TRIGGER
                                                            EXCESS YIELD
                             EXCESS      END OF PERIOD       PERCENTAGE
   PERIOD                    YIELD       POOL BALANCE       (ANNUALIZED)
   ------                    -----       ------------       ------------
Current                    637,606.11    255,056,427.11        3.00%
1st Previous               575,521.09    261,470,622.35        2.64%
2nd Previous             1,461,979.29    269,406,789.78        6.51%
3rd Previous             1,529,321.81    275,907,866.68        6.65%
4th Previous             1,602,355.82    284,032,353.61        6.77%
5th Previous               616,787.52    292,752,589.42        2.53%


                                                CURRENT
                                                 LEVEL    TRIGGER    STATUS
                                                 -----    -------    ------
Six Month Average Excess Yield                   4.68%     1.50%       OK

Trigger Hit in Current or any Previous Month                           NO




DATE: May 4, 2000                            /s/ Ashley Vukovits
                                             ---------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER